POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ MARCIA D. ALAZRAKI

--------------------------------------

Marcia D. Alazraki

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ MICHAEL B. BOYLE

-----------------------------------

Michael B. Boyle

Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ VINCENT A. FUSCO

---------------------------------

Vincent A. Fusco

Director, Vice President and Chief Operations Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Michael J. Velotta and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ JAMES E. HOHMANN

----------------------------------

James E. Hohmann

Director , Chairman of the Board, Chief Executive Officer and President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ CLEVELAND JOHNSON, JR.

------------------------------------------

Cleveland Johnson, Jr.

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ JOHN C. LOUNDS

----------------------------------

John C. Lounds

Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ KENNETH R. OBRIEN

----------------------------------

Kenneth R. O’Brien

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ SAMUEL H. PILCH

----------------------------------

Samuel H. Pilch

Controller and Group Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ JOHN C. PINTOZZI

-----------------------------------

John C. Pintozzi

Director , Vice President and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ JOHN R. RABEN

------------------------------------

John R. Raben

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ PHYLLIS HILL SLATER

--------------------------------------

Phyllis Hill Slater

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ KEVIN R. SLAWIN

-----------------------------------

Kevin R. Slawin

Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ MICHAEL J. VELOTTA

----------------------------------

Michael J. Velotta

Director , Vice President, General Counsel and Secretary

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-6 registration statements of Allstate Life Insurance Company of New York and its Allstate Life of New York Variable Life Separate Account A and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

December 19, 2007

/s/ DOUGLAS B. WELCH

---------------------------------

Douglas B. Welch

Director and Vice President